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EXHIBIT 10.28.1

Revolving Credit Agreement

EXHIBIT C-1

FORM OF SUBSIDIARY PLEDGE AGREEMENT

        This SUBSIDIARY PLEDGE AGREEMENT (as amended, modified or supplemented from time to time as provided herein, this "Agreement") is dated as of March 25, 2003, and made by each of UNION CARBIDE SUBSIDIARY C, INC., a Delaware corporation, UCMG LLC, a Delaware limited liability company, and CATALYSTS, ADSORBENTS AND PROCESS SYSTEMS, INC., a Maryland corporation (collectively, "Grantors" and each individually, a "Grantor"), in favor of THE DOW CHEMICAL COMPANY, a Delaware corporation ("TDCC" or "Lender").

W I T N E S S E T H:

        WHEREAS, Union Carbide Corporation, a New York corporation ("Borrower") and Lender are parties to that certain Revolving Credit Agreement dated as of the date hereof (as such agreement may be amended, modified or supplemented from time to time, the "Credit Agreement");

        WHEREAS, pursuant to the terms of the Credit Agreement, Lender has agreed to make Loans and Credit Enhancements (as defined in the Credit Agreement) available to Borrower;

        WHEREAS, as a subsidiary of Borrower, each of the Guarantors will derive substantial direct and indirect benefits from such Loans and Credit Enhancements;

        WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that each of the Guarantors shall have executed and delivered the Subsidiary Guarantee (as defined below) to Lender;

        WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that each of the Guarantors shall have executed and delivered this Subsidiary Pledge Agreement;

        WHEREAS, to secure the due and punctual payment and performance of, among other things, the Guaranteed Obligations (as defined below), each Grantor wishes to grant to TDCC a security interest in the Collateral (as defined below) owned by such Grantor, subject to the limitations set forth herein;

        NOW, THEREFORE, in consideration of the premises and to induce TDCC to enter into the Credit Agreement and to induce TDCC to make and/or continue extensions of credit to Borrower thereunder, each of the Grantors hereby agrees with TDCC as follows:

ARTICLE I

DEFINED TERMS

Section 1.1    Definitions.

        (a)   Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

        (b)   Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein:

    "Cash proceeds"
    "Instruments"
    "Investment Property"
    "Proceeds"
    "Security"
    "Security Entitlement"

EXHIBIT 10.28.1

Revolving Credit Agreement

        (c)   The following terms shall have the following meanings:

        "Agreement" means this Subsidiary Pledge Agreement.

        "Collateral" has the meaning specified in Section 2.1.

        "Debt Obligations" means any Guaranteed Obligation that would constitute "Debt" as defined in Section 5.1 of the Participation Agreement.

        "Designated Joint Ventures" means any of the Pledged Collateral identified as a "Designated Joint Venture" on Schedule 2.

        "LLC" means each limited liability company identified on Schedule 2.

        "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

        "Guaranteed Obligations" has the meaning specified in the Subsidiary Guarantee.

        "Participation Agreement" means the Participation Agreement dated as of April 1, 2000, with respect to Union Carbide Trust No. 2000-A, as amended from time to time.

        "Partnership" means each partnership identified on Schedule 2.

        "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

        "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, and the Pledged Partnership Interests, the Pledged LLC Interests, all certificates or other instruments representing any of the foregoing, all Security Entitlements of Grantor in respect of any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

        "Pledged LLC Interests" means all of Grantor's right, title and interest as a member of the LLCs set forth on Schedule 2 and all of Grantor's right, title and interest in, to and under any LLC Agreement with respect thereto to which it is a party.

        "Pledged Notes" means all right, title and interest of Grantor in the Instruments evidencing Intercompany Indebtedness (including any Intercompany Notes) owed to Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein, and all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

        "Pledged Partnership Interests" means all of Grantor's right, title and interest as a limited and/or general partner in the Partnerships set forth on Schedule 2 and all of Grantor's right, title and interest in, to and under any Partnership Agreements with respect thereto to which it is a party.

        "Pledged Stock" means the shares of capital stock identified on Schedule 2; provided, however, that so long as doing otherwise would result in adverse tax consequences to Grantor, the amount of outstanding capital stock of any first tier Subsidiary that is not a Domestic Subsidiary that is pledged or deemed to be pledged hereunder shall not exceed the amount of shares of capital stock possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such Subsidiary entitled to vote.

        "Securities Act" means the Securities Act of 1933, as amended.

EXHIBIT 10.28.1

Revolving Credit Agreement

        "UCC" means the Uniform Commercial Code as in effect in the State of New York on the date hereof; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 1.2    Certain Other Terms.

        (a)   The words "herein", "hereof", "hereto" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

        (b)   References herein to a Schedule, Article, Section, subsection or clause refer to the appropriate Schedule to, or Article, Section, subsection or clause in this Agreement.

        (c)   The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        (d)   Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

        (e)   The term "including" means "including without limitation" except when used in the computation of time periods.

        (f)    The terms "Lender" and "Grantor" include their respective successors.

        (g)   References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II

GRANT OF SECURITY INTEREST

        Section 2.1    Collateral.    For the purposes of this Agreement, all of the following property now owned by any Grantor or in which such Grantor now has any right, title or interests is collectively referred to as the "Collateral":

        (a)   all Pledged Collateral;

        (b)   all books and records pertaining to the property described in clause (a) of this Section 2.1; and

        (c)   to the extent not otherwise included, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained above, (1) so long as Borrower is bound by Section 5.5 of the Participation Agreement, the maximum principal amount of Debt Obligations secured hereunder shall not exceed at any time outstanding the sum of (x) $800,000,000 plus (y) the amount of Debt Obligations to the extent secured by Designated Joint Ventures; and (2) any Pledged Collateral if the grant of a security interest therein would constitute a violation or breach of any other agreement to which Grantor is bound. The parties hereto agree that the amount of Debt Obligations that may be secured under this Agreement is limited pursuant to the immediately preceding sentence, as required under the Participation Agreement, to only a portion of the aggregate Debt Obligations owing or which may become owing to Lender and that any payments or repayments of such Debt Obligations shall be and be deemed to be applied first to the portion of such Debt

EXHIBIT 10.28.1

Revolving Credit Agreement

Obligations that is not secured hereby, it being the parties' intent that the portion of such Debt Obligations last remaining unpaid shall be secured hereby.

        Section 2.2    Grant of Security Interest in Collateral.    Subject to the limitation expressly set forth in Section 2.1, each Grantor, as security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, hereby collaterally pledges to Lender and grants to Lender a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

        To induce Lender to enter into the Credit Agreement, each Grantor hereby represents and warrants, as to itself and the Collateral it owns, to Lender that:

        Section 3.1    Title; No Other Liens.    Except for the Lien granted to Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement or the Subsidiary Guarantee, (a) Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities and owns each other item of Collateral in which a Lien is granted by it hereunder and (b) all such Collateral is owned free and clear of any and all Liens.

        Section 3.2    Perfection and Priority.    The security interest granted pursuant to this Agreement will constitute a valid and continuing perfected security interest in favor of Lender in the Collateral for which perfection is governed by the UCC upon (i) the completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to Lender in completed and duly executed form), and (ii) the delivery to Lender of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to Lender or in blank. Such security interest will be prior to all other Liens on the Collateral except for Customary Permitted Liens which have priority over Lender's Lien by operation of law or otherwise as permitted under the Credit Agreement or the Subsidiary Guarantee.

        Section 3.3    State of Incorporation; Chief Executive Office.    On the date hereof Grantor's jurisdiction of organization, organizational identification number, if any, and the location of Grantor's chief executive office or sole place of business is specified on Schedule 1.

Section 3.4    Pledged Collateral.

        (a)   The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by Grantor constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

        (b)   All of the Pledged Stock, and (to the extent relevant) all Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

        (c)   All Pledged Collateral consisting of certificated securities or Instruments has been delivered to Lender in accordance with Section 4.4(a).

ARTICLE IV

COVENANTS

        As long as any of the Guaranteed Obligations (other than contingent indemnification Guaranteed Obligations not yet due and payable) remain outstanding, unless the Lender otherwise consents in writing, each Grantor agrees with Lender that:

EXHIBIT 10.28.1

Revolving Credit Agreement

Section 4.1    Maintenance of Perfected Security Interest; Further Documentation.

        (a)   Following the perfection of any security interest created by this Agreement with respect to any item of Collateral, such Grantor will maintain such as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

        (b)   Such Grantor will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

        (c)   At any time and from time to time, upon the written request of Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

Section 4.2    Pledged Collateral.

        (a)   Such Grantor will deliver to Lender, all certificates or Instruments representing or evidencing any Pledged Collateral, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Lender. Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, in its discretion and without notice to Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. Lender shall have the right to, upon the occurrence and during the continuance of an Event of Default, exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

        (b)   Except as provided in Article V, such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating dividends constituting a distribution of capital) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of Lender, be delivered to Lender to be held by it hereunder as additional collateral security for the Guaranteed Obligations or be deposited into an Approved Deposit Account. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, to the extent such money is not otherwise deposited into an Approved Deposit Account until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of such Grantor, as additional security for the Guaranteed Obligations.

        (c)   Except as provided in Article V, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral and to give consents, waivers or ratifications in respect thereof; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by Grantor which would have a Material Adverse Effect or which would be inconsistent with or breach the terms of the Credit Agreement, this Agreement or any other Loan Document.

        (d)   Such Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of Lender in the Pledged Partnership Interests or Pledged LLC Interests pledged by Grantor hereunder, including electing to treat the membership interest or partnership interest of Grantor as a security under Section 8-103 of the UCC.

EXHIBIT 10.28.1

Revolving Credit Agreement

ARTICLE V

REMEDIAL PROVISIONS

        Section 5.1    Code and Other Remedies.    During the continuance of an Event of Default, Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Guaranteed Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (in each case except any required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Lender shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Guaranteed Obligations, in such order as the Credit Agreement or Subsidiary Guarantee shall proscribe, and only after such application and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to the applicable Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2    Pledged Collateral.

        (a)   During the continuance of an Event of Default, upon notice by Lender to Borrower or Grantors, (i) Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement, and (ii) Lender or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to Grantors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        (b)   In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) upon the occurrence and during the continuance of an Event of Default, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, each Grantor hereby grants to Lender an irrevocable proxy to vote all or any part of the Pledged Collateral owned by such Grantor and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the

EXHIBIT 10.28.1

Revolving Credit Agreement

record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Guaranteed Obligations (in respect of Loans and Reimbursement Obligations and interest and fees thereon and expenses related thereto) and the termination of the Commitment.

        (c)   Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from Lender in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to an Approved Deposit Account approved for such purpose by Lender.

Section 5.3    Sale of Pledged Collateral.

        (a)   Each Grantor recognizes that Lender may be unable to effect a sale of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

        (b)   Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral owned by it pursuant to this Section 5.3 valid and binding and in compliance with any and all applicable Requirements of Law; provided, however, that such Grantor shall not be obligated to register any portion of the Pledged Collateral under the provisions of the Securities Act. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.3 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.3 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

        Section 5.4    Deficiency.    Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Guaranteed Obligations and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

ARTICLE VI

POWER OF ATTORNEY

Section 6.1    Lender's Appointment as Attorney-in-Fact.

        (a)   Each Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives Lender the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

EXHIBIT 10.28.1

Revolving Credit Agreement

          (i)    pay or discharge taxes and Liens levied or placed on the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (ii)   execute, in connection with any sale provided for in Section 5.1 or 5.3, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (iii)  (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Lender may deem appropriate; and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and do, at Lender's option and such Grantor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

        (b)   If any Grantor fails to perform or comply with any of its agreements contained herein, and such failure constitutes an Event of Default, Lender (so long as such Event of Default is continuing), at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

        (c)   The expenses of Lender incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the Applicable Rate at which interest would then be payable on past due Loans under the Credit Agreement, from the date of payment by Lender to the date reimbursed by Grantors, shall be payable by Grantors to Lender on demand.

        (d)   Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

        Section 6.2    Duty of Lender.    Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Lender deals with similar property for its own account. Subject to applicable law, neither Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Lender hereunder are solely to protect Lender's interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers, and neither Lender nor any of its officers, directors, employees or agents shall be responsible to Grantors for any act or failure to act hereunder.

        Section 6.3    Execution of Financing Statements.    Each Grantor authorizes Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as Lender reasonably determines appropriate to perfect the security interests of Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

EXHIBIT 10.28.1

Revolving Credit Agreement

ARTICLE VII

MISCELLANEOUS

        Section 7.1    Amendments in Writing.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

        Section 7.2    Notices.    All notices, requests and demands to or upon Lender or Grantors hereunder shall be effected in the manner provided for in Section 10.6 of the Credit Agreement.

        Section 7.3    No Waiver by Course of Conduct; Cumulative Remedies.    Lender shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        Section 7.4    Successors and Assigns.    This Agreement shall be binding upon the successors and assigns of Grantors and shall inure to the benefit of Lender and its successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Lender.

        Section 7.5    Counterparts.    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

        Section 7.6    Severability.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 7.7    Section Headings.    The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

        Section 7.8    Entire Agreement.    This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

        Section 7.9    Governing Law.    This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

        Section 7.10    Release of Collateral; Termination.

        (a)   Upon termination of the Commitment and payment and satisfaction in full of all Loans, Reimbursement Obligations and all other Guaranteed Obligations which have matured and which are then due and payable, the Collateral shall automatically be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of Lender and Grantors hereunder shall immediately terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Grantors. At the request and sole expense of any Grantor following any such termination, Lender shall deliver to such Grantor any Collateral of such Grantor held by Lender hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

EXHIBIT 10.28.1

Revolving Credit Agreement

        (b)   If any of the Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement or the Subsidiary Guarantee (including by operation of Lender's written consent or waiver), the Collateral so sold or disposed of shall be automatically released from the Lien created hereby and, in connection therewith, Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.

        Section 7.11    Reinstatement.    Each Grantor further agrees that, if any payment made by such Grantor or any other Person and applied to the Guaranteed Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by Lender to such person, its estate, trustee, receiver or any other party, including such Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated), such Lien or other Collateral shall be reinstated in full force and effect, and such prior release or termination shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of such Grantor in respect of the amount of such payment.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.28.1

Revolving Credit Agreement

        IN WITNESS WHEREOF, each of the undersigned has caused this Subsidiary Pledge Agreement to be duly executed and delivered as of the date first above written.

UNION CARBIDE SUBSIDIARY C, INC.
			By:	/s/ JOHN R. DEARBORN
			Name:	John R. Dearborn
			Title:	President
UCMG LLC
			By:	/s/ DANIEL C. SCHEID
			Name:	Daniel C. Scheid
			Title:	President
CATALYSTS, ADSORBENTS AND PROCESS SYSTEMS, INC.
			By:	/s/ LEE P. MCMASTER
			Name:	Lee P. McMaster
			Title:	President
ACCEPTED AND AGREED: THE DOW CHEMICAL COMPANY
By:	/s/ J. P. REINHARD
	Name:	J. P. Reinhard
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT 10.28.1

Revolving Credit Agreement

Schedule 1
State of Organization; Principal Place of Business

1.	Union Carbide Subsidiary C, Inc.
	Jurisdiction of organization:	Delaware
	I.R.S. Employer Identification Number:	06-1084227
	Principal place of business:	39 Old Ridgebury Road Danbury, Connecticut 06817-0001
2.	UCMG LLC
	Jurisdiction of organization:	Delaware
	I.R.S. Employer Identification Number:	06-1557912
	Principal place of business:	39 Old Ridgebury Road Danbury, Connecticut 06817-0001
3.	Catalysts, Adsorbents and Process Systems, Inc.
	Jurisdiction of organization:	Maryland
	I.R.S. Employer Identification Number:	512-1238162
	Principal place of business:	39 Old Ridgebury Road Danbury, Connecticut 06817-0001

EXHIBIT 10.28.1

Revolving Credit Agreement

Schedule 2
Pledged Collateral1

1.
Pledged Stock

Issuer	Holder	Shares	Class (if known)	% Ownership
Optimal Glycols (Malaysia) Sdn. Bhd.*	UCMG LLC	128,518	Ordinary	50
2.
Pledged Partnership Interests

        None.

3.
Pledged LLC Interests

Issuer	Holder	Shares	Class (if known)	% Ownership
Univation Technologies, LLC*	Union Carbide Subsidiary C, Inc.			50
UOP LLC	Catalysts, Adsorbents and Process Systems, Inc.			50
4.
Pledged Notes

        None.

1
The security interests granted with respect to some of the Pledged Collateral identified on this Schedule 2 are limited by Section 2.1 of the Agreement.

*
These entities constitute Designated Joint Ventures, pursuant to Exhibit J of the Participation Agreement, dated April 1, 2000, by and among UCC, First Security Bank, National Association, First Security Trust Company of Nevada, the Certificate Purchasers, the Liquidity Banks, Hatteras Funding Corporation and Bank of America National Association (the "Participation Agreement").

EXHIBIT 10.28.1

Revolving Credit Agreement

Schedule 3
Required Action for Perfection

1.    Union Carbide Subsidiary C, Inc. must obtain the consent of Exxon Chemical Licensing Company in order to pledge its interest in Univation Technologies, LLC ("Univation") to TDCC.

2.    UCMG LLC must obtain the consent of Petroliam Nasional Berhad (Petronas) in order pledge its shares of Optimal Glycols (Malaysia) Sdn. Bhd. ("Optimal Glycols") to TDCC.

3.    Catalysts, Adsorbents and Process Systems, Inc. must obtain the consent of EM Sector Holdings Inc. in order to pledge its interest in UOP LLC ("UOP") to TDCC.

4.    Once each of the above consents has been obtained, the pledge must be made and TDCC must maintain possession of the certificated interests.

5.    UCC-1's must be filed for non-certificated interests.

6.    Any consent required in the financing documents related to (i) EQUATE Petrochemical Company K.S.C., (ii) Asian Acetyls Co., Ltd., (iii) UOP, (iv) Nippon Unicar Co., Ltd. (v) Univation and (vi) Optimal Glycols, Optimal Chemicals (Malaysia) Sdn. Bhd. and Optimal Olefins (Malaysia) Sdn. Bhd.

7.    Such actions as foreign counsel advises are necessary for the perfection of interests in non-U.S. entities.

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Revolving Credit Agreement
Schedule 1 State of Organization; Principal Place of Business